Exhibit 10.10

Certain confidential information contained in this document, marked by brackets and asterisk, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K, because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SIXTH AMENDMENT TO THE

RESEARCH AND LICENSE AGREEMENT

This Sixth Amendment to the Research and License Agreement (“Sixth Amendment”) is made as of December 13, 2023 (the “Sixth Amendment Effective Date”), by and between:

YISSUM RESEARCH DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM, LTD., of Hi Tech Park, Edmond J. Safra Campus, Givat Ram, Jerusalem 91390, Israel (“Yissum”) of the first part; and

InnoCan Pharma A Ltd., of 10 Hamenofim Street, Herzelia, Israel (the “Company”), of the second part;

(each of Yissum and the Company, a “Party”, and collectively the “Parties”)

WHEREAS:	the Parties signed a Research and License Agreement, on January 21, 2020, as amended on August 15, 2021, November 28, 2021, December 5, 2022,February 20, 2023, and September 13, 2023 (collectively, the “License Agreement”);

WHEREAS:	the Researcher has begun the performance of the Second Additional Research and the Company wishes to increase the Research Budget to allow the Researcher to complete the Second Additional Research aimed at meeting the FDA guidance on Liposome drug products; and

WHEREAS:	the Parties wish to amend certain sections of the License Agreement with respect to the Second Additional Research, all as specified herein.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.	Interpretation and Definitions

1.1.	The preamble and annexes of this Sixth Amendment constitute an integral part thereof and shall be read jointly with its terms and conditions.

1.2.	Capitalized terms used but not defined herein shall, unless otherwise indicated, have the meaning ascribed to such terms in the License Agreement.

1.3.	In this Sixth Amendment, unless otherwise required or indicated by the context, the singular shall include the plural and vice-versa, the masculine gender shall include all other genders.

1.4.	The headings of the Sections in this Sixth Amendment are for the sake of convenience only and shall not serve in the interpretation of this Sixth Amendment.

2.	In consideration of the performance by the Researcher of the Second Additional Research, the Company shall pay Yissum a fifth additional research fee of (*******) (*******) (inclusive of overhead) (the “Fifth Additional Research Fee”), plus VAT in accordance with law, payable in one installment on the Sixth Amendment Effective Date. For the avoidance of any doubt, the Fifth Additional Research Fee shall be paid in addition to the original Research Fee, the Additional Research Fee, and the Second and Third, and Fourth Additional Research Fees.

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3.	Except as specifically provided in and required by this Sixth Amendment, the terms and conditions of the License Agreement shall remain in full force and effect. In the event of a contradiction between the provisions of this Sixth Amendment and the provisions of the License Agreement, the provisions of this Sixth Amendment shall prevail.

4.	This Sixth Amendment may be executed in any number of counterparts (including counterparts transmitted by facsimile and by electronic mail), each of which shall be deemed an original, but all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS THE HANDS OF THE PARTIES:

YISSUM		THE COMPANY

By:	/s/ Keren-Or Amar	By:	/s/ Iris Bincovich
Name:	Dr. Keren-Or Amar	Name:	Iris Bincovich
Title:	VPBD	Title:	CEO
Date:	December 13, 2023	Date:	December 13, 2023

By:	/s/ Dr. Itzik Goldwaser
Name:	Dr. Itzik Goldwaser
Title:	CEO
Date:	December 13, 2023

I the undersigned, Prof. Chezy Barenholz, have reviewed, am familiar with, and agree to all of the above terms and conditions.

/s/ Chezy Barenholz	December 13, 2023
Prof. Chezy Barenholz	Date signed

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APPENDIX A

Barenholz-Lab Innocan work-plan November -December 2023) Budget

Item	Budget in NIS (including overheads)
Salaries-	350,000
Routine lab needs and APis-	200,000
Mice-	130,000
LC/MS/MS analysis at the school of pharmacy-	100,000
Sterility and pyrogenicity tests-	100,000
Microscopy and Histology-	70,000
Development of LCMS method for DSPC-	50,000
Total including overhead-	1,000,000 NIS (740,741NIS research budget+ 259,259NIS overhead)

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